SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 15, 2004

                        Commission File Number: 000-49679

                                LitFunding Corp.
                                ----------------
             (Exact name of registrant as specified in its charter)

Nevada                                                               93-1221399
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

5757 Wilshire Blvd., PH 10, Los Angeles, California                       90036
---------------------------------------------------                       -----
(Address of principal executive offices)                             (Zip Code)

                                  323.857.0448
                                  ------------
              (Registrant's Telephone Number, Including Area Code)






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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

ANNUAL REPORT. LitFunding Corp., a Nevada corporation (the "Registrant") was not able to file its annual report on Form 10-KSB within the extension period for the following reason:

As reported on the Registrant's report on Form 8-K filed on April 1, 2004, regarding its change in certifying accountant, the Registrant dismissed its former auditor, Kabani & Company, Inc., CPA ("Kabani") due to the circumstances brought about by the Registrant's recently-settled involuntary bankruptcy proceedings. Due to those proceedings, Kabani asserted that it would not be independent due to fees owed them by the Registrant under the Chapter 11 bankruptcy that cannot be paid until the plan of reorganization is confirmed. As such, Kabani contends that he is unable to consent to the use of its audits in the Registrant's annual report on Form 10-KSB. To facilitate the completion of the Registrant's annual report on Form 10-KSB, and solely for that reason, the Registrant's newly-engaged auditor has undertaken to re-audit the Registrant's financial statements for the year ending December 31, 2003, which will enable the Registrant to file its annual report.

Kabani served as the Registrant's independent auditors' for the Registrant's fiscal years ended December 31, 2002, and through the date of its dismissal. Kabani's report on the financial statements of the registrant for the year ended December 31, 2002 does not contain an adverse opinion or disclaimer of opinion or was qualified as to audit scope or accounting principles however, it was modified to include an explanatory paragraph wherein they expressed substantial doubt about the Registrant's ability to continue as a going concern. Kabani did not issue reports on the Registrant's financial statements for the fiscal year ended December 31, 2001.

The decision to change accountants was approved by the Board of Directors of the Registrant and is a direct result of litigation against the Registrant, now settled, as explained in earlier filings of current reports on Form 8-K. On March 26, 2004, by resolution of its board of directors, the Registrant elected to dismiss Kabani as its independent auditors as of that date. As its new independent auditors, the Registrant has engaged Epstein, Weber & Conover, P.L.C., Certified Public Accountants, 8950 E. Raintree, Suite 200, Scottsdale, Arizona 85260.

During the Registrant's two most recent fiscal years ended December 31, 2002 and interim periods through the date of this Form 8-K, there were no disagreements with Kabani with respect to matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to Kabani's satisfaction would have caused Kabani to make reference to the subject matter of the disagreement in connection with its reports on the Registrant's consolidated financial statements for such years. During the Registrant's fiscal years ended December 31, 2002, and during the period through Kabani's dismissal, there were no "reportable events" (as such term is defined in item 304(a)(1)(iv)(B) of regulation S-B.

Prior to engaging Epstein, Weber & Conover, PLC, the Registrant had not consulted with them on the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements.

FEDERAL TAX ID NUMBER. The Registrant herewith issues the following clarification as to its Federal Tax ID number: The Registrant's correct Federal Tax ID number is 93-1221399. The Federal Tax ID number of its subsidiary, California LitFunding, is 95-4834266, which was inadvertently incorporated into certain of the Registrant's filings with the Securities and Exchange Commission.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          LitFunding Corp.
                                          a Nevada corporation


April 15, 2004                   By:      /s/   David Cohen
                                          -------------------------------------
                                          David Cohen, Chief Financial Officer